                                                                    EXHIBIT 10.5



                    [IMPLANT SCIENCES CORPORATION LETTERHEAD]



                                                     September ___, 1998


Alan D. Lucas
223 Beacon Street, Unit 1
Boston, MA 02116

Dear Alan,

         The purpose of this letter is to clarify the terms of the letter from Implant Sciences Corporation ("ISC") to you, dated March 20, 1998, in which you were offered employment by ISC (the "Offer Letter"). In that letter, ISC offered you a 20,000-share stock option as part of your compensation package. It was ISC's understanding at that time that the number of options set forth in the Offer Letter was adjusted to give effect to a 7-for-1 stock split of the Common Stock of ISC, which stock split was approved by the Board of Directors of the Company in September, 1998.

         Please acknowledge that this was your understanding as well by signing and returning this letter to me.

                                                         Sincerely,

                                                         /s/ Anthony J. Armini
                                                         ---------------------
                                                         Anthony J. Armini


Acknowledged and accepted,



/s/ Alan D. Lucas
--------------------------------
Alan D. Lucas